UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 3, 2023

Date of Report (Date of earliest event reported)

000-52952

Commission File Number

Freedom Holdings, Inc. aka Freedom Acquisition Corp.
(Exact name of registrant as specified in its charter)

Florida	56-2560951
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10524 Independence Ave. Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 18, 2023 the Company entered into a Definitive Agreement with MedCann Industries, Inc. The Agreement calls for

a.	MedCann is to purchase 40,000,000 Freedom restricted common shares for $50,000.00 and
b.	Brian Kistler shall resign all Officer/Director positions only to serve as an advisor for a period of 2 years to insure a smooth transition and
c.	John Vivian, CEO of MedCann shall simultaneously be appointed as the Chairman and CEO of Freedom and
d.	MedCann as the parent company shall assume the debt and ongoing operational costs of Freedom
e.	All financial disclosures are to be brought current

The Closing took place on February 3, 2023 and because of the aforementioned conditions, Freedom shall become a majority owned subsidiary of MedCann with operations of MedCann Industries transferred into Freedom for future development.

Item 5.01. Changes in Control of Registrant

On February 3, 2023, we closed the acquisition of the common shares of Freedom Holdings, Inc. by MEDcann Industries and according to the terms of the agreement the control of the Company changed to MEDcann Industries

Item 5.02. Departure of Directors, or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 3, 2023 Brian Kistler resigned all positions as Officer and Director according to the terms of the Binding Definitive Agreement with MEDcann Industries. Mr. Kistler will remain involved with the Company as an independent contractor consultant for a period of 2 years to insure a smooth transition of the Company control. Terms of Mr. Kistler’s engagement is still being determined.

On February 3, 2023 John E. Vivian, was simultaneously appointed as the Company Chief Executive Officer and Chairman of the Board of Directors.

John Vivian has been the CEO of MEDcann Industries since June 2021. He has served as a principle in a variety of Manufacturing and Service Companies over an extensive career in Business. From his rapid rise to Sergeant in the Army Engineers during the Vietnam War, through many jobs and projects; he has acquired an eclectic inventory of knowledge and experience that allows him to rapidly address an overview of a project and then supply leadership and constructive input to those projects. He has been a consultant to many firms in vary diverse areas, Package Machinery Manufacturing, Military, Medical and Aero Space Packaging, Material Handling and Storage, Historically Accurate Structure Design, and other areas for both Retail and Themed Entertainment. In many cases supplying overall Project Management support. Mr. Vivian has been involved in the construction of three 3&3/4-inch scale locomotives, Manufacture of Plastic, injection molded, and Laser Cut, scale Model Railroad Products. and consulting in the theatrical lighting and fiber optic areas. We believe that Mr. Vivian’s vast experience and expertise qualifies him to be a valuable asset to our Board of Directors.

MR. VIVIAN’S PROFESSIONAL EXPERIENCE IS AS FOLLOWS:

06/2021 to current	CEO, President, Director MedCann Industries, Inc.–Chatsworth, CA

	•	Evaluate company documentation to verify alignment with regulatory requirements.
	•	Prepared and submitted documentation and applications to various Government and private organizations to maintain access to Stock Market platforms.

2019 to current	CEO, President MCI (Medical Cannabis Industries) –Chatsworth, CA

	•	Managed daily operations.
	•	Evaluate company documentation to verify alignment with regulatory requirements.

1986 to current	Owner, Proprietor, Manager Model Railroad General Store. —Chatsworth, CA

	•	Retail, Wholesale, Distributor of in house manufactured Hobby Products

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On February 3, 2023 Robin Wright was appointed as the Chief Financial Officer and member of the Board of Directors.

Robin Wright has been a Staff Accountant with the Sherman Oaks CPA firm for over 40 years.  Ms. Wright specializes in business accounting and works closely with her clients to provide exemplary service. We believe that Ms. Wright’s vast experience and expertise qualifies her to be a valuable asset to our Board of Directors.

MS. WRIGHT’S PROFESSIONAL EXPERIENCE IS AS FOLLOWS:

1983 to Present Sherman Oaks CPA Staff accountant

On February 3. 2023 Richard P. Volpe was appointed as Executive Vice President and member of the Board of Directors.

Richard Volpe is an Accomplished, results-driven equities market strategist with 25+years portfolio of success, substantially boosting bottom lines through expert relationship management and innovative strategies. Instrumental in identifying new business opportunities, solid experience in financial and strategic planning, contract negotiation and revenue generation. Dedicated to cultivating long-standing profitable relationships and motivating high-performance personnel. Investor relations with CEOs of Fortune 500 Companies, equal ability to succeed in start-up environments and established global organizations. Areas of expertise include:

Business Development * Account Management* P&L Management*Portfolio Growth/Mgmt.*Strategic Marketing Planning*Marketing & Advertising*Cross-functional Leadership*Executive Liaison*Presentations*New Product Launches*Project Management*Budgets*Relationship Building*Start-up Operations*Issue Resolution*Contract Negotiations*Sales*Licensed Real Estate Agent*Maintaining Person to Person Relationships*High-End Home Improvement Design*Licensed Home Improvement Salesperson* We believe that Mr. Volpe’s vast experience and expertise qualifies him to be a valuable asset to our Board of Directors.

MR. VOLPE’S PROFESSIONAL EXPERIENCE IS AS FOLLOWS:

DREAMSTYLE REMODELING, California

DESIGN CONSULTANT AND SALES REPRESENTITIVE, 2021 – Present

• Design and Sales

• Bath Replacement

RENEWAL BY ANDERSEN, California

DESIGN CONSULTANT AND SALES REPRESENTITIVE, 2019 – 2020

• Design and sales

• High – end window replacement

ARDSLEY VENTURES LLC, New York, California

CEO, CONSULTING SERVICES, 2012 – Present

• Marketing

• Sales

• Private equity firm specializing in short to medium term trading strategies

• Developing and Consulting on new projects

• Brand building

POTNETWORK INC., LLC, New York 2015-2018

CEO

• Aggregates Cannabis related media

• Strategic partnerships

• Monetization opportunities for industry partners

• Cultivating valuable relationships with other industry leaders

• Developing new projects in Cannabis industry

• Brand building

Item 8.01. Other Events

On February 7, 2023 a press release was issued to announce the closing with MEDcann Industries, change of control and appointment of new management.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Definitive Agreement dated January 18, 2023
99.1	Press Release dated February 7, 2023
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2023	By:	/s/ John Vivian
John Vivian
CEO

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